Corporate Presentation September 2013 NASDAQ: GALT www.galectintherapeutics.com Exhibit 99.1

Forward Looking Statements
This presentation contains, in addition to historical information, statements that look forward in time or that express management’s beliefs, expectations or hopes. Such statements are forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as "may," "estimate," "could," "expect" and others. They are based on our current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These statements include our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval for any of our drugs or treatments, the anticipated timeline for clinical trials and results, related market opportunities for our drugs, potential benefits of our drugs, efforts related to partnering opportunities with other companies, estimates regarding cash, liquidity and funding requirements for clinical trials, and estimates regarding those impacted by NASH, liver fibrosis and cirrhosis. The risks and uncertainties impacting these statements include that our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval are subject to factors beyond our control. Our clinical trials may not begin or produce positive results in a timely fashion, if at all, and any necessary changes during the course of such trials could prove time consuming and costly. We may have difficulty in enrolling candidates for testing and we may not be able to achieve the desired results. Upon receipt of regulatory approval for any drug or treatment, we may face competition with other drugs and treatments that are currently approved or those that are currently in development, which could have an adverse impact on our ability to achieve revenues from the approved indication. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies.
Estimates regarding the potential benefits of our drugs and the potential market for any of our drugs may be inaccurate and, to the extent the estimates are correct, we may not be successful in achieving revenues from any such drugs, as the successful marketing of any approved drugs will be subject to strong competition within the health care industry and patient and physician acceptance of our drugs as safe, affordable and effective.  Our ongoing discussions with other companies may not lead to partnering opportunities, and if we are unable to partner with other companies and/or raise additional capital, we will likely be unable to complete future stages of clinical trials and ultimately produce revenue from our drugs in development.  Funding from potential sources of capital, including the potential exercise of warrants, may not materialize.  To date, we have incurred operating losses since our inception, and our ability to successfully develop and market drugs may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our most recent Annual Report on Form 10-K and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.

© 2013 Galectin Therapeutics
NASDAQ:GALT

Agenda • The Company and Key Team Members • Galectin Inhibitors • Fibrosis Program – our key focus • Tumor Immunotherapies • Summary © 2013 Galectin Therapeutics NASDAQ:GALT 3

What We Do
• Clinical stage biopharmaceutical company targeting
fibrotic diseases and cancer with novel compounds that
inhibit galectin proteins
• Galectin proteins are important in the development and promotion of many fibrotic and neoplastic diseases
• Currently in clinical trials with 2 compounds
• GR-MD-02 for the indication of NASH (Fatty Liver Disease) with advanced liver fibrosis: Phase 1
• GM-CT-01 and GR-MD-02 in targeting cancer, enhance ability of immune system to kill cancer cells. GM-CT-01 in  Phase 2a clinical trial in combination with peptide vaccine for advanced melanoma
© 2013 Galectin Therapeutics
NASDAQ:GALT

Key Facts - September 20, 2013

© 2013 Galectin Therapeutics
NASDAQ:GALT
Trading Symbol Nasdaq: GALT
Corporate Headquarters Norcross, GA (suburb of Atlanta)
Stock Price; 52 Week Range $9.34        $1.60 - $13.21
Shares Outstanding 17.6 million
Daily Volume (50 day average) 197,930 shares
Market Capitalization $164.4 million
Debt $0
Cash & Equivalents $9.8 million
Estimated Cash Runway Funded through Q2 2014
Fiscal Year Ends December 31
Accounting Firm McGladrey LLP

James Czirr, Executive Chairman	• Manager and general partner of 10X Fund, L.P., Co-Founder, Pro-Pharmaceuticals, CEO, Minerva Biotechnologies Corporation
Peter G. Traber, MD President, CEO, CMO	• Over 28 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine and business development. • GlaxoSmithKline (CMO), Un of Pennsylvania (CEO, Chief of GI, Chairman of Medicine), Baylor College of Medicine (CEO)
Harold H. Shlevin, PhD COO & Corporate Secretary	• Over 32 years of senior experience in the development and commercialization of pharmaceuticals and business development including mergers and acquisitions. • Solvay Pharmaceuticals (CEO), CIBA Vision Ophthalmics (nka Novartis Vision) (SVP & co-founder), Tikvah Therapeutics (Founder, CEO), Board of Directors, Cardiome Pharma Corp. (NASDAQ: CRME)
Jack W. Callicutt CFO	• Over 24 years in accounting and finance with life science and technology companies with significant experience in negotiating and closing financing transactions. • CFO Reach Health, CFO of Vystar Corporation, CFO Corautus Genetics, Deloitte
Eliezer Zomer, PhD Pharmaceutical Development	• Over 30 years experience in biotechnology engineering and regulatory in pharmaceuticals and diagnostics. • Koor Biotechnologies, Charm Sciences, Glycogenesis , HU Medical School (Jerusalem), Harvard University
J. Rex Horton Executive Director, Regulatory Affairs and Quality Assurance	• Over 24 years of experience working in the biotech and life sciences industries, regulatory affairs and manufacturing. • Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics, Georgia Institute of Technology.

Experienced Leadership Team 6 © 2013 Galectin Therapeutics NASDAQ:GALT

Agenda • The Company and Key Team Members • Galectin Inhibitors • Fibrosis Program – our key focus • Tumor Immunotherapies • Summary © 2013 Galectin Therapeutics NASDAQ:GALT 7

Galectins Inhibitors
• Galectin family (15 members) are classified by structure and the number of carbohydrate binding domains (CRD).
• Galectins bind via their CRD to oligosaccharides containing terminal galactose residues on macromolecules such as glycoproteins.
• Function through binding glycoproteins on cell surface and extracellular space to modulate cellular and immune system function.
• Galectin-3 is widely expressed in mesenchymal and epithelial cells
• Under normal physiological situations, galectin-3 is expressed at low levels
• In areas of acute or chronic inflammation and fibrogenesis, the gal-3 expression is markedly increased. The majority of cancers express high levels of galectin-3
• Our proprietary drugs are complex carbohydrates with galactose residues that bind galectin proteins (galectin-3 > galectin-1)
• Galactomannan (GM) class: GM-CT-01
• Galacto-rhamnogalaturonate (GR) class: GR-MD-02
• Discovery pipeline
• Derivatives of GM and GR for subcutaneous administration
• Synthetic carbohydrates
• Small organic molecule galectin inhibitors
© 2013 Galectin Therapeutics
NASDAQ:GALT

Intellectual Property
• GM-CT Class (current NCE is GM-CT-01)
• US Composition of matter patent issued 2011 (expires 2023)
• Five US issued method of use patents in combination with cancer therapy for increased efficacy and reduced side effects
• International Patents:  14 granted and 5 pending
• Method of use in liver fibrosis issued 2012 (expires 2026)
• Method of use in NASH patent pending (priority 2011)
• Method of use for Immune Enhancement pending (priority 2011)
• GR-MD Class (current NCE is GR-MD-02)
• Method of use in liver fibrosis patent issued (expires 2026)
• Method of use in NASH patent issued (expires 2031)
• Composition of matter patent pending (priority 2011)
• Method of use for Immune Enhancement  pending (priority 2011)

© 2013 Galectin Therapeutics
NASDAQ:GALT
Sole ownership of compounds in development

Agenda • The Company and Key Team Members • Galectins and Disease • Fibrosis Program – our key focus • Tumor Immunotherapies • Summary © 2013 Galectin Therapeutics NASDAQ:GALT 10

Galectin-3 is critically important in the
development of organ fibrosis
• Galectin-3 null mice (no galectin-3) are resistant to fibrosis due to toxin-induced liver toxicity
• Galectin-3 null mice are also resistant to fibrosis in:
•
Fatty liver disease
•
Kidney fibrotic disease
•
Lung fibrotic disease
© 2013 Galectin Therapeutics
NASDAQ:GALT

Normal mouse No gal-3 mouse Red stain is collagen,
the principal
component of fibrotic
tissue
Henderson, et al 2006
Mice treated with liver toxin to induce fibrosis
Normal mice develop
fibrosis whereas
those without gal-3
do not

Galectin
Therapeutics

p<0.001
p<0.0001
40
30
20
10
Percent Collagen
V
GR
GM
N
N

Galectin Inhibitors Reverse Cirrhosis in Rat
© 2013 Galectin Therapeutics
NASDAQ:GALT

GR-MD-02
Vehicle
GM-CT-01
• Animal model presented a
very
high hurdle
for drug treatment:
Cirrhosis induced with high dose
toxin and continued throughout drug
treatment
• Treatment with four weekly doses
Broad bands of
collagen with nodule
formation (N)
indicates advanced
fibrosis and cirrhosis
Reduction in
collagen with thin
and broken bands
(arrow) indicates
resolving fibrosis
and cirrhosis

Galectin Inhibitor GR-MD-02 Improved Fat, Liver Cell
Death, Inflammation, and Fibrosis in Mouse Model of
Fatty Liver Disease with Fibrosis
GR-MD-02
© 2013 Galectin Therapeutics
NASDAQ:GALT

Control
Control
GR-MD-02
GR-MD-02
Fat
Cell death
Inflammation
Fat
Cell death
Inflammation
Red =
Collagen
Red =
Collagen

Galectin Therapeutics

5
4
3
2
1
0
Ashcroft Score
p<0.0001
p<0.05
Saline
Bleo/Vehicle
Bleo/GR-MD-02

Potential Use in Lung Fibrosis: GR-MD-02
Reduces Fibrosis in Mouse Model
© 2013 Galectin Therapeutics
NASDAQ:GALT

Vehicle
Normal
GR-MD-02
Marked reduction in
area and severity of
fibrosis without
aggregation into larger
formations
Large areas of
confluent fibrosis.
Lung fibrosis induced by tracheal
instillation of bleomycin followed by
four infusions of either vehicle or
GR-MD-02

P<0.05
Sirius red-positive area (%)
2.0
1.5
1.0
0.5
0.0
Normal
Vehicle
GR-MD-02

x200
x200
x200

Potential Use in Kidney Fibrosis: GR-MD-
02 Reduces Fibrosis in Diabetic Mouse
© 2013 Galectin Therapeutics
NASDAQ:GALT

Vehicle
Normal
GR-MD-02
Reduction in interstitial
fibrosis
Arrows show areas
of interstitial fibrosis

Liver Fibrosis Development Program
NASH (Non-Alcoholic SteatoHepatitis)
• Multiple liver diseases lead to fibrosis
• End stage fibrosis, or cirrhosis, leads to liver failure,
medical complications, and death
• Only current therapy is liver transplant
•
There is no approved medical therapy for liver fibrosis
•
Very large unmet medical need
• First indication is fatty liver disease with fibrosis (non-
alcoholic steatohepatitis, or NASH).
• Prevalence of NASH in U.S. is between 9-15 million people
• Over 25% will develop cirrhosis
• NASH cirrhosis projected to be primary reason for liver transplant
© 2013 Galectin Therapeutics
NASDAQ:GALT

NASH with Fibrosis Development
Program: Accomplishments
• NASH indication chosen based on pre-clinical experiments
• Multiple studies in animal models confirmed robust effect on inhibition and regression of fibrosis, as well as reduction in inflammation and cell death in the liver.
• GR-MD-02 more effective than GM-CT-01
• GMP drug substance and product produced by CMO
• Studies completed in multiple species elucidating
pharmacology, pharmacokinetics, and toxicology.
• FDA review of IND for GR-MD-02 submitted Jan. 30, 2013
resulted in approval for human clinical studies.
• Phase 1 trial underway- enrolling first cohort
• FDA Fast Track designation received August 2013
© 2013 Galectin Therapeutics
NASDAQ:GALT

Development Program: Targeting
Therapy In The Progression of NASH

Development of Obesity
Insulin Resistance/Diabetes
Steatosis (fatty liver)
NASH
Fibrosis
Cirrhosis
Decades
Because of effect on inflammation in NASH and ability to reduce existing fibrosis, our  clinical program will target NASH patients with advanced fibrosis
© 2013 Galectin Therapeutics
NASDAQ:GALT

M J J A S O N D J F M A M J
2013 2014
Cohort-1
Phase 1 Clinical Trial
© 2013 Galectin Therapeutics
NASDAQ:GALT
• Sites: Top academic investigators in NASH; all US sites
• Patient inclusion: Biopsy proven NASH with advanced fibrosis (stage 3)
• Design: Dose escalation combining single and multiple dose in design. Single IV dose followed by three additional weekly doses in each cohort.  At least three dose escalation cohorts guided by PK. Option to add additional cohorts.
• Dose: Starting dose of 2 mg/kg which is within the presumptive therapeutic range
• Primary endpoints:
• Patient safety
• Pharmacokinetics
• Secondary endpoints:
• Exploratory serum biomarkers to assess  for potential treatment effect including markers for inflammation, cell death, and fibrogenesis
Cohort-2
Cohort-3
Guided by exposure from previous cohort

Phase 2 Clinical Trial Plans
© 2013 Galectin Therapeutics
NASDAQ:GALT
•
Patient
inclusion:
Biopsy proven NASH with advanced fibrosis
(stage 3 and potentially stage 4 with well compensated cirrhosis)
•
Design:
Randomized, placebo controlled, and double blind.
•
Dose:
One or two dosage groups chosen based on data from Phase
1 trial
•
Treatment Duration:
6-12 months, TBD
•
Primary
endpoint:
Liver biopsy: Collagen proportional area
• FDA-AASLD liver fibrosis endpoints workshop, September 2013
• Galectin human NASH biopsy study ongoing
•
Secondary endpoints:
• Liver Biopsy: NASH Activity Score and Fibrosis Stage
• Imaging methods – MR-fat, MR-elastography
• Serum biomarkers based on analysis of Phase 1 data
•
Estimated Timeline:
Start 2H 2014; Top line data: 1H 2016.

Competition in NASH
• Most drugs in development focus on improving NASH
activity score (fat, inflammation, and cell death) with
minimal amounts of fibrosis.
• Few companies are focused on fibrosis which is the key
cause of liver failure in patients
• Galectin: GR-MD-02
• Gilead: Lysyl oxidase-like-2 mAb (GS-6624): Monoclonal antibody that blocks the enzyme which cross links collagen fibers
• Initiated Phase 2 trials in 2012 in patients with NASH and fibrosis
• Top line data Q3 2015
© 2013 Galectin Therapeutics
NASDAQ:GALT

Fibrosis Strategy Summary
• NASH with Advanced Fibrosis:  Evidence of efficacy  of
GR-MD-02 from well controlled phase 2 clinical trial
• Other Organ Fibrosis:  Potential for partnering
opportunities
• Lung fibrosis – pre-clinical results suggest possible use in
Idiopathic Pulmonary Fibrosis
• Kidney fibrosis
• Ongoing discussions with large pharmaceutical
companies
• Discussions will provide foundation for partnering opportunities at the most opportune time
© 2013 Galectin Therapeutics
NASDAQ:GALT

Agenda • The Company and Key Team Members • Galectin Inhibitors • Fibrosis Program – our key focus • Tumor Immunotherapies • Summary © 2013 Galectin Therapeutics NASDAQ:GALT 23

FIRSTPOST.
BUSINESS

Galectin Therapeutics

Cancer immunotherapy drugs will soon be a $35 bn global industry

May 22, 2013

"We believe this market will generate sales of up to $35 billion (a year) over the next 10 years and be used in some way in the management of up to 60 percent of all cancers," Citi analyst Andrew Baum said on Wednesday.

© 2013 Galectin Therapeutics
NASDAQ:GALT

•
Marketed:
•
CTLA4 receptor mAb: Yervoy® (Ipilimumab, BMS)
•
In Development:
•
Anti-PD-1 (nivolumab BMS; lambrolizumab Merck)
•
Anti PD-L1 (MPDL3280A , Roche)
May 22, 2010
Checkpoint Inhibitor Blockade

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

The Vast Majority of Cancers Secrete Large Amounts
of Galectins Which Have Multiple Roles in Tumor
Pathogenesis
• Tumor cell invasion:
extracellular matrix
adhesion & detachment
• Metastasis:
cell invasion and migration
• Angiogenesis
•
Tumor immunity has
recently been shown to be
critically affected by
galectins

© 2013 Galectin Therapeutics
NASDAQ:GALT

Cancer Therapy Strategy
• Focus on tumor immunotherapy
• Hypothesis: galectin inhibitors will enhance efficacy of
immunotherapies
• Metastatic melanoma is initial cancer indication
• We have sought collaborations with institutions that have:
• Demonstrated clinical trial expertise in melanoma
• Tumor immunology basic science research
• Ability to conduct clinical trials and assist in funding
• Two collaborations have been established
• Ludwig Cancer Institute, Brussels Belgium
• Robert W. Franz Cancer Research Center, Earle A. Chiles
Research Institute (EACRI) Providence-Portland Medical Center,
Portland Oregon
© 2013 Galectin Therapeutics
NASDAQ:GALT

CD8+
T-Cells
Galectin-3
Clonal
Expansion
Tumor
Cells
Galectin-3
T-Cells
CD8+
T-Cells
Cytokines (kill tumor cells)

Potential sites for galectin inhibition in
tumor immunology
© 2013 Galectin Therapeutics
NASDAQ:GALT
Immunotherapies
Checkpoint Inhibitor
Blockade:
anti-CTLA4
anti-PD1
Tumor Vaccines
1.  Potential for
galectin inhibitors to
enhance anti-tumor
immune response
2.  Potential for galectin
inhibitors to enhance anti-
tumor activity of T-cells by
blocking “Galectin Effect”

GROUP 1 (n = 6 patients, expandable to 23)
LEGEND
superficial metastasis
non superficial metastasis
GM-CT-01 iv
GM-CT-01 peri-tumoral
GM-CT-01
280 mg/m2
slow i.v.
Vaccine
(either MAGE-3.A1 and or NA17.A2 peptide, 300 µg)
s.c. 80%
i.d. 20%
3w
≤4w
d1
d22
d43
d64
d85
d106
d134
w20
HLA typing
tumor biopsy
(RT-PCR)
tumor staging
PBMC collection (buffy-coat)
serum collection
PBMC collection (100 ml blood)
serum collection
serum collection
tumor staging
PBMC collection (buffy-coat)
serum collection

Ludwig Institute Clinical Trial to Evaluate combination
of melanoma vaccine with GM-CT-01

Melanoma “Proof of Concept” Trial:
Patients:  Metastatic melanoma
Design: Two stage Phase 2a (6x2 cohorts in stage 1 and 23x2 cohorts in stage 2)
Regimen:  Prime with melanoma specific peptide vaccine (overall 60% of melanoma patients express one or the other antigens)  then treat with GM-CT-01
Endpoint: Partial or complete response by imaging
Study sites: Ludwig Institute, Brussels Belgium; second site Antwerp
Study funding:   Ludwig Institute (stage 1; 12 patients)
Group 2 patients have additional injection of GM-CT-01 in cutaneous tumors
© 2013 Galectin Therapeutics
NASDAQ:GALT

8 patients Screened
2 patients failed screening
6 patients Included
Group 1 GM infusion 4 Patients
Group 2 GM infusion + peritumor 2 patients
2 patients stopped at V3
1 patient stopped at V3
2 patients: 1 MxR-PD 1 PD
Evaluable for: Tumor response GM-CT-01 Toxicity
1 patient: 1 MxR-PD

Clinical Trial LUC10-001: Accrual
© 2013 Galectin Therapeutics
NASDAQ:GALT

• No grade 3/4 adverse events or serious adverse events
• Two out of three mixed responses encouraging, but no responses by RECIST
• Patient accrual continuing
Note: one center at initiation
and first patient completed
protocol before more enrolled;
once safety confirmed
additional patients enrolled
and second center initiated

Galectin Therapeutics

<u>Immunotherapies</u>
Checkpoint Inhibitor Blockade:
- **anti-CTLA4**
- **anti-PD1**

Tumor Vaccines

CD8+
T-Cells
Galectin-3
Clonal
Expansion
T-Cells
Tumor
Cells
Galectin-3
CD8+
T-Cells
Cytokines (kill tumor cells)

Potential sites for galectin inhibition in
tumor immunotherapy
© 2013 Galectin Therapeutics
NASDAQ:GALT
Collaboration established in 2012 with Earle A. Chiles Research Institute
(EACRI) to evaluate the effect of galectin inhibitors on the induction of T-cell activity alone and in combination with checkpoint inhibitor blockade.

Galectin Therapeutics

TC-1 (prostate)
IgG
aCTLA-4
aPD-1
Tumor size (mm2)
50
40
30
20
10
0
*
*
+none
+MD02
4T1 (breast)
IgG
anti-CTLA-4
Tumor area (mm2)
30
20
10
0
*
+none
+MD02

Checkpoint inhibitor blockage plus GR-MD-02 boosts
anti-tumor immunity in syngeneic mouse models of
prostate and breast cancer
© 2013 Galectin Therapeutics
NASDAQ:GALT

*p<0.05
aCTLA-4 = anti-CTLA-4 mAb [ipilimumab in humans (Yervoy, BMS)]
aPD-1 = anti-PD-1 mAb [positive results in clinical trials, BMS, Merck]
Unpublished data 2013: Stefanie N. Linch, Melissa J. Kasiewicz, Peter G.
Traber, and William L. Redmond

Cancer Therapy Strategy: Summary
• Two immunotherapy agents have been approved for use
to date, with many more vaccines and activators in
development
• Our strategy is to leverage world class expertise in basic tumor immunology and in the conduct of melanoma
clinical trials.
•
Ludwig Cancer Institute:
Complete ongoing clinical trial with
interim results reported at appropriate intervals
•
Earle A. Chiles Research Institute
(EACRI):
Ongoing pre-clinical
studies; phase 1 clinical trial in melanoma with combination of
Yervoy and GR-MD-02 in design phase
• Ongoing discussions with large pharmaceutical
companies in the immunotherapy space to seek a
partnering opportunity to take beyond proof of concept
from initial clinical trials

© 2013 Galectin Therapeutics
NASDAQ:GALT

Agenda • The Company and Key Team Members • Galectins and Disease • Fibrosis Program – our key focus • Tumor Immunotherapies • Summary © 2013 Galectin Therapeutics NASDAQ:GALT 33

Finances
• September 20, 2013 cash balance: $9.8 million
• Raised $6 million from private placement and warrant exercises in
July/August 2013
• Funded through Q2 2014 and completion of Phase I clinical trial for GR-MD-02
• Additional funding required for a Phase 2 clinical trial for
GR-MD-02
• Ongoing discussions with potential partners
• Actively supporting Investor Relations: Talking to new and interested fundamental investors; growing interest in
funding Phase 2 program
• Fundamental investors are value investors with 3-5 year
time horizon who are interested in investing at market
© 2013 Galectin Therapeutics
NASDAQ:GALT

Development Program
• Liver Fibrosis
• First indication: GR-MD-02 in NASH with advanced fibrosis
• Phase 1 clinical trial underway; interim data Jan. 2014
• Other Organ Fibrosis: Studies to demonstrate broad
application of drugs in organ fibrosis; seek partner
• Cancer Therapy: Combination immunotherapy to enhance
the ability of the immune system to recognize and kill tumor cells in metastatic melanoma
• Leverage world class expertise in basic tumor immunology and in the conduct of melanoma clinical trials.
• Ongoing discussions with large pharmaceutical companies
to provide foundation for partnering opportunities at the
most opportune time
© 2013 Galectin Therapeutics
NASDAQ:GALT

Proprietary
Compounds
• First in class, proprietary compounds that inhibit galectin proteins
• Complex carbohydrate drugs with favorable safety profile
• GR-MD-02: Potential to treat non-alcoholic steatohepatitis (NASH) and other causes of liver fibrosis
• GM-CT-01: Potential to enhance cancer immunotherapy
Validated Science
• Pre-clinical models show galectins are critical targets for intended diseases with mechanisms that would be novel in the market
Large Market
Opportunities
• NASH and liver fibrosis indications would be first therapies for completely unmet medical needs, representing a multi-billion dollar market
• Enhancing the ability of immune system to kill cancer cells is synergistic with many current and experimental therapies
Intellectual Property
• Strong patent position
• Sole ownership of compounds in development
• No licenses granted
Experienced
Management Team
• Management team has significant collective experience in multiple biotech and pharmaceutical companies and relevant scientific areas

Investment Highlights
© 2013 Galectin Therapeutics
NASDAQ:GALT

APPENDIX © 2013 Galectin Therapeutics NASDAQ:GALT 37

Cause of Liver Injury
Mediators
Inflammation
Fibrosis
Resolution
Metabolic Syndrome
Glucose Intolerance
Fat Accumulation
Impaired Lipid Metabolism
Hyperglycemia
Adipo-Cytokines
Free Fatty Acids
Hepatocyte
Lipid-peroxidation Products
Macrophage
Multiple inflammatory cytokines
Quiescent
Stellate Cell
Activated
ECM Dissolution
MMPs
Extracellular Matrix
β1

Inhibition of Gal-3 May Have Multiple Sites
of Action in Therapy of NASH
Stellate Cells
Macrophages
Inhibit scavenger receptor
mechanism and reduce
cellular toxicity
Potential sites of anti-galectin activity
Reduces activation of stellate
cells. TGF- receptor activity
ECM  dissolution by
macrophage action
© 2013 Galectin Therapeutics
NASDAQ:GALT
Reduce Gal-3 activation
and/or shift polarity of
macrophages

CONFIDENTIAL